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                                                                 Exhibit 10.45.1


                              AMENDMENT AGREEMENT


         THIS AMENDMENT dated as of January 1, 1999 (hereinafter referred to as the "Amendment") by and between THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA (the "Reinsurer"), a life insurance company organized and existing under the laws of the state of New York and ARISTA INVESTORS CORP. (the "Administrator"), a holding company organized and existing under the laws of the state of Delaware.

         WHEREAS, the Administrator currently provides the Reinsurer with the necessary administrative and other services (the "Administrative Services") in accordance with the Administrative Services Agreement dated as of September 23, 1998, by and between the Reinsurer and Administrator (the "Agreement");

         WHEREAS, pursuant to an Assumption Reinsurance Agreement dated January 1, 1999, by and between Amalgamated Life Insurance Company ("Amalgamated") and Reinsurer (hereinafter referred to as the Amalgamated Reinsurance Agreement"), Amalgamated ceded to the Reinsurer and the reinsurer agreed to accept and assumption reinsure all existing and future. Statutory, Super Statutory and Voluntary Disability Benefits Law Policies written by Amalgamated ("New Business");

         WHEREAS, the Administrator desires to provide the Reinsurer with the same Administrative Services being provided under the Agreement with respect to the New Business under the same terms and conditions as contained in the Agreement except as specifically stated to the contrary in this Amendment.

         NOW, THEREFORE, in consideration of the premises and mutual promises of the parties hereto, they hereby covenant and agree as follows:

         1) The Administrator hereby agrees to provide the Reinsurer with the same Administrative Services with respect to the New Business as is currently being provided by the Administrator under the Agreement pursuant to the same terms and conditions as contained therein except as specifically modified herein.

         2) Article I of the Agreement shall be amended by inserting "and the Amalgamated Reinsurance Agreement" in the third line of the definition for "Claim" after the words "Assumption Reinsurance Agreement".

         3) Article II of the Agreement shall be amended by inserting "and the Amalgamated Reinsurance Agreement" in the fourth line of the first sentence after the words "Assumption Reinsurance Agreement".

         4) Article XVIIC of the Agreement is hereby amended by inserting "the Amendment" at the end of the fourth line after "Annexes attached hereto,".


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         5)       Where the context warrants in order to effect the intention of this Amendment, the Agreement shall be amended such that the terms Reinsured Policies, Existing Policies and New policies shall be expanded to include Reinsured Policies, Existing Policies, and New Policies, which Amalgamated ceded to the Reinsurer and the Reinsurer agreed to accept and assumption reinsure pursuant to the Amalgamated Reinsurance Agreement.

         6) For the Administrative Services being provided with respect to the New Business, Annex F on pages F-1 and F-5 where the amount of the Basic Fee appears shall be amended such that the Basic Fee shall be reduced from 7% to 5% of paid premium for the period from January 1, 1999 to December 31, 1999 and shall increase to 6% of paid premium on January 1, 2000 for the balance of the term of the Agreement. The reduced Basic Fee shall apply only to the Administrative Services being provided in connection with the New Business.

         7) It shall be a condition precedent to the effectiveness of this amendment to the Agreement that the Reinsurer and the Administrator shall have obtained all prior regulatory approvals necessary, if any, for the consummation and performance of the Agreement as herein amended and modified.

         8) Except as hereinabove modified all of the terms and provisions of the Agreement remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands the day and year first above written.

                                  THE GUARDIAN LIFE INSURANCE
                                  COMPANY OF AMERICA


                                  By: /s/ Sanford B. Herman
                                     -------------------------------------------
                                     Name:  Sanford B. Herman
                                     Title: Vice President
                                            Group Financial Systems & Compliance


                                  ARISTA INVESTORS CORP.

                                  By: /s/ Stanley S. Mandel
                                     -------------------------------------------
                                     Name:  Stanley S. Mandel
                                     Title: President


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